UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Bee Caves Road, Suite 608 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On June 30, 2014, Aurora Energy Partners, a Texas general partnership (“Aurora”) of which Victory Energy Corporation, a Delaware corporation (the “Company”), is the managing partner and owner of a 50% partnership interest, entered into a purchase and sale agreement (the “PSA”) with TELA Garwood Limited, LP (the “Seller”).  Pursuant to the PSA, Aurora agreed to acquire 10% of the Seller’s right, title and interest in certain oil and gas assets (the “Acquired Assets”) located in a project area in the Permian Basin, Texas known as the Fairway Project (the “Fairway Acquisition”).  The total purchase price for the Acquired Assets will be approximately $5.8 million. The closing of the transactions contemplated by the PSA will occur on two separate dates, those being June 30, 2014 (the “First Closing Date”) and on or about July 31, 2014 (the “Second Closing Date”).  The second closing is subject to the completion of certain outstanding lease conveyances and certain other customary closing conditions for transactions of this type, including, among other things, (1) the accuracy of the representations and warranties of the parties as of the Second Closing Date, (2) the execution of certain ancillary closing documents and (3) the performance by the parties of all material obligations, covenants and agreements contained in the PSA.  On the second closing date, Aurora will pay the outstanding balance of approximately $3.3 million, subject to normal closing adjustments, to the seller and the seller will complete the balance of assignments.  The Fairway acquisition is effective as of May 1, 2014.

Aurora and the Seller made customary representations, warranties and covenants in the PSA.

The foregoing description of the PSA is not complete and is qualified by reference to the full text of the PSA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The PSA has been filed as an exhibit to this Current Report on Form 8-K to provide investors and security holders with more complete information regarding its terms. It is not intended to provide any other factual information about the Company, Aurora or the Seller. The representations, warranties and covenants contained in the PSA were made only for purposes of the PSA and as of specific dates, were solely for the benefit of the parties to the PSA, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the PSA. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the PSA instead of establishing those matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the PSA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Aurora or the Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the PSA, which subsequent information may or may not be fully reflected in the public disclosures of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the PSA is incorporated by reference into this Item 2.01.

On the First Closing Date, Aurora made a cash payment of approximately  $2.5 million to the seller and the seller assigned a 10% working interest in its Darwin, BOA and Wagga Wagga production leases and in various other leases scheduled for future development.

Item 7.01 Regulation FD Disclosure.

On July 2, 2014, the Company issued a press release announcing the Fairway Acquisition. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The foregoing summary of the PSA and the acquisition of the Acquired Assets contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include those regarding the expected consummation of the second closing and other statements that are not historical in nature. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this Current Report on Form 8-K. Although the Company believes that all such statements contained in this Current Report on Form 8-K are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of the Company’s control that could affect the Company’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this Current Report on Form 8-K. Please refer to the Company’s filings with the SEC for additional discussion of risks and uncertainties that may affect the Company’s actual future results. The Company undertakes no obligation to update the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed with respect to the disclosure in Item 2.01 above.

(b)	Pro Forma Financial Information

The financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed with respect to the disclosure in Item 2.01 above.

(c)	Shell Company Transactions None.

(d)	Exhibits

2.1*	Purchase and Sale Agreement dated as of June 30, 2014, between TELA Garwood Limited, LP and Aurora Energy Partners

99.1	Press Release dated July 2, 2014.
__________
* The registrant agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the PSA to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: July 7, 2014	/s/ Kenneth Hill
Kenneth Hill Chief Executive Officer